UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2009 alpha-En Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12885 (Commission File Number)	95-4622429 (I.R.S. Employer Identification No.)
120 White Plains Road Tarrytown, New York 10591 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (914) 631-5265

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

alpha-En Corporation

February 9, 2009

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  Effective February 9, 2009, Michael D. Feldman resigned from our Board of Directors to pursue other business interests.  Mr. Feldman’s resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALPHA-EN CORPORATION

Date: February 11, 2009	By:	/s/ Jerome I. Feldman
Jerome I. Feldman
Chairman of the Board